BRANDES INVESTMENT TRUST

Brandes Small Cap Value Fund

Supplement dated March 2, 2022

to the Fund’s Summary Prospectus and

Prospectus dated January 28, 2022, as previously supplemented

The section entitled “Management” on page 5 of the Summary Prospectus and the section entitled “Management” on page 25 of the Prospectus are deleted in their entirety and replaced with the below.

Management

Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Luiz G Sauerbronn	Director, Investments Group, Small Cap Investment Committee Voting Member and International Large Cap Investment Committee Voting Member	2004
Yingbin Chen, CFA	Director, Investments Group, All Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2005
Mark Costa, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2010
Bryan Barrett, CFA	Senior Analyst, Investments Group and Small Cap Investment Committee Voting Member	2021

This Supplement should be retained for future reference